Exhibit 10(e)(1)
Form — UK
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AWARD AGREEMENT FOR UNITED KINGDOM EMPLOYEES
NONQUALIFIED STOCK OPTION GRANTED
TO [Grantee’s Name] ON [Grant Date]
The Scotts Miracle-Gro Company (“Company”) believes that its business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted the UK Sub-Plan (the “Sub-Plan”) under The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan (“Plan”) through which key employees, like you, may acquire (or share in the appreciation of) common shares, without par value, of the Company (“Shares”). Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.
This Award Agreement describes the type of Award that you have been granted and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:
     - Read the Plan, the Sub-Plan, this Award Agreement, and the Plan Prospectus, as supplemented, carefully; and
- Contact [Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:
The Scotts Miracle-Gro Company
Attention: [Title]
14111 Scottslawn Road
Marysville, Ohio 43041
Also, no later than [Date 30 Days After Grant Date], you must return a signed copy of this Award Agreement to:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[TPA Contact’s Address]
[TPA Telephone Number]
Scotts NSO Agreement — UK

1. DESCRIPTION OF YOUR NONQUALIFIED STOCK OPTION
You have been granted a Nonqualified Stock Option (“NSO”) to purchase [Number of Common Shares] Shares at an exercise price of $[Exercise Price] for each Share (“Exercise Price”) on or before [Expiration Date No Later Than 10 Years After Grant Date] (“Expiration Date”), subject to the terms and conditions of the Plan and this Award Agreement. The Grant Date of the NSO is [Grant Date].
2. LIMITS ON EXERCISING YOUR NSO
     (a) Normally, your NSO will vest (and become exercisable) on [Vesting Date] (the “Vesting Date”) but only if you are actively employed by the Company or any Subsidiary or Affiliate on the Vesting Date and all other conditions described in this Award Agreement, the Plan and the Sub-Plan are met. This does not mean that you must exercise your NSO on this date; this is merely the first date that you may do so. However, except as described below, your NSO will expire to the extent it is not exercised on or before the Expiration Date.
     There are some special situations in which your NSO may vest earlier. These are described in Sections 4(a) and 4(b) of this Award Agreement.
     (b) At any one time, you may not exercise your NSO to buy fewer than 100 Shares (or, if less, the number of Shares underlying the vested portion of your NSO). Also, you may never exercise your NSO to purchase a fractional Share. Any fractional Share shall be redeemed for cash equal to the Fair Market Value of such fractional Share.
3. EXERCISING YOUR NSO
     (a) After your NSO vests, you may exercise the NSO by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSO are available from [Third Party Administrator] at [TPA Telephone Number] or at the address given above.
     (b) You may use one of three methods to exercise your NSO and to pay any taxes related to that exercise. You will decide on the method at the time of exercise.
CASHLESS EXERCISE AND SELL: If you elect this alternative, you will be deemed to have simultaneously exercised the NSO and to have sold the Shares underlying the portion of the NSO you exercised. When the transaction is complete, you will receive cash (but no Shares) equal to the difference between the aggregate Fair Market Value of the Shares deemed to have been acquired through the exercise minus the aggregate Exercise Price and related taxes.
Scotts NSO Agreement — UK

COMBINATION EXERCISE: If you elect this alternative, you will be deemed to have simultaneously exercised the NSO and to have sold a number of those Shares with a Fair Market Value equal to the aggregate Exercise Price and related taxes. When the transaction is complete, the balance of the Shares subject to the portion of the NSO you exercised will be transferred to you.
EXERCISE AND HOLD: If you elect this alternative, you must pay the full Exercise Price plus related taxes (in cash, a cash equivalent or in Shares having a Fair Market Value equal to the Exercise Price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive the number of Shares purchased.
     (c) For purposes of this Section 3, “taxes” include, without limitation, UK income tax and UK primary class 1 (employee’s) national insurance contributions, and the Company or the Subsidiary or Affiliate which employs you will have the power and the right to deduct or withhold, or require you to remit to the Company or the relevant Subsidiary or Affiliate any amounts required to be withheld as a result of the exercise of your NSO. Before choosing an exercise method, you should read the Plan Prospectus Supplement entitled “UK Tax Consequences” in the Plan Prospectus to ensure you understand the income tax effect of exercising your NSO.
     (d) If you do not elect one of the methods set forth in Section 3(b) above, we will apply the Cashless Exercise and Sell method described in Section 3(b).
4. GENERAL TERMS AND CONDITIONS
     (a) YOU MAY FORFEIT YOUR NSO IF YOU TERMINATE. Normally, you may exercise your NSO after it vests and before the Expiration Date. However, your NSO may be cancelled earlier than the Expiration Date if you Terminate. For purposes of this Award Agreement, “Terminate” (or any form thereof) means cessation of the employee-employer relationship between you and the Company and all Affiliates and Subsidiaries for any reason.
     (i) If you are Terminated for Cause, the portion of your NSO that has not been exercised will be forfeited (whether or not then vested) on the date you Terminate; or
     (ii) If you die or you Terminate due to your Disability (as defined below), your NSO will become fully vested and expire on the earlier of the Expiration Date or 12 months after you Terminate. For purposes of this Award Agreement, “Disability” means either (A) your inability to perform your normal duties for a period of at least six months due to a physical or mental infirmity, or (B) where you are “disabled” for the purposes of legislation applicable in the country in which you ordinarily perform your duties, and your employment is terminated for a reason related to your inability to fully and properly perform your normal duties provided such inability is caused in whole or in part by your “disability;” or
     (iii) If you Terminate for any other reason, the unvested portion of your NSO
Scotts NSO Agreement — UK

will be forfeited immediately and the vested portion of your NSO will expire on the earlier of the Expiration Date or 90 days after you Terminate.
Note, it is your responsibility to keep track of when your NSO expires.
     (b) CHANGE IN CONTROL. Normally, your NSO will vest only in the circumstances described in Section 2(a). However, if there is a Change in Control, your NSO may vest earlier. You should read the Plan carefully to ensure that you understand how this may happen.
     (c) DATA PRIVACY. Information about you and your participation in the Plan (i.e., your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, and details of the NSO or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor) may be collected, recorded, held, used and disclosed by the Company, and the [Third Party Administrator] for any purpose related to the administration of the Plan. You understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above. This consent may be withdrawn at any time in writing by sending a declaration of withdrawal to the [Third Party Administrator].
     (d) AMENDMENT AND TERMINATION. Subject to the terms of the Plan, we may amend or terminate this Award Agreement or the Plan at any time.
     (e) RIGHTS BEFORE YOUR NSO IS EXERCISED. You may not vote, or receive any dividends associated with, the Shares underlying your NSO before your NSO is exercised with respect to such Shares.
     (f) BENEFICIARY DESIGNATION. You may name a beneficiary or beneficiaries to receive or to exercise the vested portion of your NSO that is unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
     (g) TRANSFERRING YOUR NSO. Normally your NSO may not be transferred to another person. However, as described in Section 4(f), you may complete a Beneficiary Designation Form to name the person who may exercise your NSO if you die before the Expiration Date. Also, the Committee may allow you to place your NSO into a trust established for your benefit or for the benefit of your family, but the beneficiaries of any such trust cannot extend beyond the restricted class of beneficiaries in Section 15 of the Plan (as amended by the Sub-Plan). Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given above if you are interested in doing this.
Scotts NSO Agreement — UK

     (h) GOVERNING LAW. This Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or the Sub-Plan to the substantive law of another jurisdiction.
     (i) OTHER AGREEMENTS. Your NSO will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan, the Sub-Plan or this Award Agreement.
     (j) ADJUSTMENTS TO YOUR NSO. Subject to the terms of the Plan, your NSO will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of Shares underlying your NSO and the Exercise Price will be adjusted to reflect a stock split).
     (l) OTHER TERMS AND CONDITIONS. Your NSO is subject to more rules described in the Plan and the Sub-Plan. You should read the Plan and Sub-Plan carefully to ensure you fully understand all the terms and conditions of the grant of the NSO made to you under this Award Agreement.
5. YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS
By signing below, you acknowledge and agree that:
     (a) Copies of the Plan, the Sub-Plan and the Plan Prospectus have been made available to you;
     (b) You understand and accept the terms and conditions of your NSO; and
     (c) You must return a signed copy of this Award Agreement to the address given above before [Date 30 Days After Grant Date].

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

BY:	BY:

Date signed:	[Name of Company representative]

[Title of Company representative]
Date signed:
Scotts NSO Agreement — UK

Form — UK
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
FOR NONQUALIFIED STOCK OPTION GRANTED
TO [Grantee’s Name] ON [Grant Date]
Additional copies of this Nonqualified Stock Option Exercise Notice (“Exercise Notice”) (and any further information you may need about this Exercise Notice or exercising your NSO) are available from [Third Party Administrator] at the address given below.
By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise all or a portion of the NSO and to purchase the Shares described below. Capitalized terms not defined in this Exercise Notice have the same meanings as in the Plan and applicable Award Agreement.
NOTE: You must complete a separate Exercise Notice for each NSO being exercised (e.g., if you are simultaneously exercising an NSO to purchase 200 Shares granted on January 1, 2008 and an NSO to purchase 100 Shares granted on January 1, 2009 under a separate award agreement, you must complete two Exercise Notices, one for each NSO being exercised).
NSO TO BE EXERCISED AND SHARES TO BE PURCHASED: This Exercise Notice relates to the following NSO and number of Shares (fill in the blanks):
     Grant Date of NSO: [Grant Date]
     Number of Shares Being Purchased:
EXERCISE PRICE: The aggregate Exercise Price due is $                                                            .
NOTE: This amount must equal the product of [Exercise Price] multiplied by the number of Shares being purchased.
PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):
     NOTE: These methods are described in the applicable Award Agreement.
                          Cashless Exercise and Sell.
                          Combination Exercise.
                          Exercise and Hold.
Scotts NSO Agreement — UK

     NOTE:
•	If you select the Exercise and Hold method, you must follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of taxes due.

•	If you select either the Cashless Exercise and Sell method or the Combination Exercise method, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of Shares you will receive.
YOUR ACKNOWLEDGMENT
By signing below, you acknowledge and agree that:
•	You fully understand the effect (including the investment effect) of exercising your NSO and buying Shares and understand that there is no guarantee that the value of these Shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the NSO expires, as specified in the Award Agreement under which the NSO was granted; and

•	The Shares you are buying by completing and returning this Exercise Notice will be issued to you as soon as administratively practicable. You will not have any rights as a shareholder of the Company until the Shares are issued.
[Grantee’s Name]

(signature)

Date signed:

A signed copy of this Exercise Notice must be received at the following address no later than the date the NSO expires, as specified in the Award Agreement under which the NSO was granted:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[TPA Contact’s Address]
[TPA Telephone Number]
*****
Scotts NSO Agreement — UK

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ACKNOWLEDGEMENT OF RECEIPT
A signed copy of the Nonqualified Stock Option Exercise Notice was received on:
                                        .
[Grantee’s Name]:
                          Has effectively exercised the portion of the NSO described in this Exercise Notice; or
                          Has not effectively exercised the portion of the NSO described in this Exercise Notice because:

.
describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.
Scotts NSO Agreement — UK

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